Helping Build Twin Cities—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities

73 Projects	$1.3B HIT Investment Amount	$2.0B Total Development Cost	19.1M Hours of Union Construction Work	10,678 Housing Units Created or Preserved

$4.0B	24,021	$1.6B	$160.2M	51%

Total Economic	Total Jobs Across	Total Wages	State and Local Tax	Percent Affordable
Impact	Industries	and Benefits	Revenue Generated

PROJECT PROFILE:

CREST APARTMENTS

The HIT provided a total of $25.0 million in funding for the $40.1 million substantial rehabilitation of the 171-unit Crest Apartments in Brooklyn Center, creating an estimated 192,720 hours of union construction work.

PROJECT PROFILE:

AMBER UNION

The HIT provided $18.3 million in funding for the $55.6 million substantial rehabilitation of the 125-unit Amber Union apartments in Falcon Heights, creating an estimated 371,940 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Helping Build Twin Cities—The Union Way	DECEMBER 2021

The Penfield—St. Paul	Old Cedar Apartments—Bloomington	Peregrine Apartments—Minneapolis

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

    Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF TWIN CITIES INVESTMENTS

				Construction
Project	Location	HIT Investment	TDC	Work Hours
The American Cooperative of Anoka	Anoka	$20,931,200	$34,728,425	292,850
Old Cedar Apartments	Bloomington	$21,744,000	$19,169,071	150,360
The Crest Apartments	Brooklyn Center	$25,014,942	$40,052,670	192,720
Amber Union	Falcon Heights	$18,273,000	$55,604,667	371,940
Gateway Northeast	Minneapolis	$20,950,000	$38,660,971	273,760
Peregrine Apartments	Minneapolis	$55,587,970	$55,711,262	363,130
Parker Station Flats	Robbinsdale	$41,393,900	$53,082,171	508,780
Morrow (University and Fairview)	St. Paul	$79,100,713	$68,486,408	476,130
Wilder Square	St. Paul	$22,909,000	$33,108,000	157,100
Sundance at Settler’s Ridge	Woodbury	$53,545,900	$69,580,136	544,190

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com